Exhibit 10.2

US SEARCH.COM INC.

SECOND AMENDMENT

TO

AGREEMENT AND PLAN OF MERGER DATED AS OF DECEMBER 28, 2001

THIS SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER DATED AS OF DECEMBER 28, 2001 (this “Amendment”) is entered into as of January 21, 2003, by and among US Search.com Inc., a Delaware corporation (the “Company”), Professional Resource Screening, Inc., a Delaware corporation (“PRSI”), and Irwin R. Pearlstein, an individual, David Pearlstein, an individual, and Cheryl Pearlstein-Enos, an individual (the “Shareholders”).

R E C I T A L S

WHEREAS, Professional Resource Screening, Inc., a California corporation, merged with and into US SEARCH Screening Services, Inc., a Delaware corporation, which is therefore the successor in interest to Professional Resource Screening, Inc., a California corporation;

WHEREAS, US SEARCH Screening Services, Inc., a Delaware corporation, changed its name to Professional Resource Screening, Inc.;

WHEREAS, the parties to this Amendment are parties to that certain Agreement and Plan of Merger, dated as of December 28, 2001 (the “Agreement”);

WHEREAS, on December 26, 2002, Company sent the Shareholders a Balance Sheet Adjustment Demand as that term is defined in the Agreement;

WHEREAS, on or about January 3, 2003, Company, PRSI and Shareholders entered into a “First Amendment to Agreement and Plan of Merger dated as of December 28, 2001” (the “First Amendment”) to modify the language in Section 3.3(c) of the Agreement; and

WHEREAS, in connection with the Balance Sheet Adjustment Demand, the parties hereto desire to amend the Agreement, as modified by the First Amendment, as provided below.

A M E N D M E N T

NOW, THEREFORE, BE IT RESOLVED, that in consideration of the foregoing and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Agreement is hereby amended as set forth below.

1. References in the Agreement to “this Agreement” shall be deemed to be references to the Agreement as amended hereby.

2. Capitalized terms that are not specifically defined in this Amendment shall have the same definition as in the Agreement.

3. In the third sentence of Section 3.3(c) of the Agreement the words “on or before January 22, 2003” are hereby omitted and replaced with the words “on or before February 28, 2003”.

Except as amended hereby the provisions of the Agreement shall remain unchanged and in full force and effect. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

US SEARCH.COM, INC.

By:	/s/ BRENT N. COHEN
Name:	Brent N. Cohen
Title:	Chief Executive Officer

PROFESSIONAL RESOURCE SCREENING, INC.

By:	/s/ IRWIN R. PEARLSTEIN
Name:	Irwin R. Pearlstein
Title:	President

SHAREHOLDERS

/s/ IRWIN R. PEARLSTEIN Name: Irwin R. Pearlstein

/s/ DAVID PEARLSTEIN Name: David Pearlstein

/s/ CHERYL PEARLSTEIN-ENOS Name: Cheryl Pearlstein-Enos

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